Cooper Standard 2Q 2011 Second Quarter 2011 Earnings Call August 16, 2011 Exhibit 99.1

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Introduction & Agenda
•
Introduction:
Glenn Dong, Treasurer
•
Executive Overview:
Jim McElya, CEO
•
Business Highlights:
Keith Stephenson, COO
•
Financial Review & Updated Guidance:
Allen Campbell, CFO
•
Questions & Answers

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Safe Harbor

In addition to historical information, certain statements contained herein are forward-looking statements within the meaning of federal securities laws, and Cooper Standard Automotive (Cooper Standard) intends that such forward-
looking statements be subject to the safe-harbor created thereby. These forward-looking statements include statements concerning the company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, the impact of “fresh-start” accounting, the impact of the company’s bankruptcy on its future performance and other information that is not historical information. When used herein, the words “estimates,” “expects,” “anticipates,”
“projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,”
or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements.
All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon Cooper Standard’s current expectations and various assumptions. Cooper
Standard’s expectations, beliefs and projections are expressed in good faith and Cooper Standard believes there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements.

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Safe Harbor

This presentation includes forward-looking statements, reflecting current analysis and expectations, based on what are believed to be reasonable assumptions. Forward-looking statements may involve known and unknown risks, uncertainties and other factors, which may cause actual results to differ materially from those projected, stated or implied, depending on many factors, including, without limitation: the inability to compare the company’s financial condition or results historically due to fresh start accounting; the ability to maintain contracts and suppliers and customer relationships; limitations on flexibility in operating our business contained in our debt agreements; our dependence on the automotive industry; availability and cost of raw materials; our exposure to natural disasters; our dependence on certain major customers; competition in the automotive industry; sovereign and other risks related to our conducting operations outside the United States; the uncertainty of our ability to achieve expected cost reduction savings; our exposure to product liability and warranty claims; labor conditions; our vulnerability to changes in interest rates; our ability to meet customers’ needs for new and improved products in a timely manner;
our ability to attract and retain key personnel; potential conflicts of interest between our owners and us; our legal rights to our intellectual property portfolio; our pension plans; and environmental and other regulations. There may be other factors that may cause the company’s actual results to differ materially from those projected in any forward-looking statement. Accordingly, there can be no assurance that Cooper Standard will meet future results, performance or achievements expressed or implied by such forward-looking statements. This paragraph is included to provide a safe harbor for forward-looking statements, which are not generally required to be publicly revised as circumstances change and which Cooper Standard does not intend to update.
There may be other factors that may cause the company’s actual results to differ materially from those projected in any forward-looking statements. Cooper Standard undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date such statements were made or to reflect the occurrence of unanticipated events.

Jim McElya Chairman & CEO Executive Overview 2Q 2011

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Executive Overview:
Second Quarter 2011 Review
• Continued revenue and earnings growth:
– 2Q sales growth of 21%, up across all regions
– 2Q  adjusted EBITDA margin of 11.9%
• Resulting from:
– Contributions from strategic acquisitions
– Business wins on global platforms
– Leveraging footprint in Brazil, India, and China
– Continued focus on cost discipline

cooperstandard
Executive Overview:
Second Quarter 2011 Review
• Strategic progress:
– French JV on track to deliver $150 million in
incremental sales
» Added AVS and hose capabilities in Europe
» Expanded footprint in India
– Strengthening global coverage
» Acquired 20% share in Nishikawa Thailand,
expanding global partnership
» Announced expansion in Romania

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Executive Overview:  Industry Trends
• Increased M&A activity
– Ongoing consolidation of supply base
• Raw material concerns
– Escalating costs
– Availability challenges
• Demand for new technology
– Fuel economy and emission standards
driving innovation
• Impact of Japan production slowdown
– Sales deferred

Business Highlights 2Q 2011 Keith Stephenson Chief Operating Officer

cooperstandard

Business Highlights Second Quarter
• Sales improvement due to recovering
volumes and mix
• French joint venture expanding business with
European customers
• Continued global footprint evolution
• Strategically growing Fluid business

Footprint Evolution
Asia Pacific
Asia Pacific
Americas
Americas
Europe
Europe
Recent Footprint Expansion:
• Craiova, Romania
• Czestochowa, Poland
• Mumbai, India
• Nakhonratchasima, Thailand
• Sao Paulo, Brazil

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Strategic Growth and Expansion of
Fluid Business
• Benefitting from strategic focus on expanding
thermal management and emissions products
» Supplying exhaust gas recirculation (EGR)
modules to Audi
» Launched brushless water pumps to Renault,
Nissan and PSA
» Won wastegate actuator business with VW
» Localized fluid tubing facilities in China and India

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Vehicle Launches 2    Quarter 2011

– Audi – W36 Platform
Emissions
– Fisker - Karma
Thermal Management
– GM - Meriva
Sealing
– Peugeot 508
Sealing
– Porsche – 911 Coupe, 911
Convertible, Boxster
Sealing, Fluid Handling
– Land Rover - Range Rover
Evoque
Fuel, Brake and Emissions
Land Rover Evoque
Peugeot 508
Audi
GM Meriva
Fisker Karma
Note: Photos are representative and may not reflect final production models
Porsche 911
nd

Financial Overview 2Q 2011 Allen Campbell Chief Financial Officer

cooperstandard
2Q and Year-to-Date 2011 Performance

$ Millions
Q2 2010
Q2 2011
Net Sales $628.4 $760.5
Operating Profit
$  36.6 $  17.2
Gross Profit
$106.2 $ 123.7
YTD  2010 YTD 2011
$1,224.8 $1,449.2
$     87.6 $    68.6
$   210.7 $   244.5
Net Income
$281.2 $  19.0 $   284.6 $    64.0
Adjusted EBITDA
(excluding qtr. one times)
$  90.3 $   147.6 $  182.2 $  73.8
% Margin
11.9%
12.1%
11.7%
12.6%
SGA
$  62.1 $  65.6 $   115.2 $   126.5

cooperstandard
EBITDA and Adjusted EBITDA Reconciliation
$ USD Millions 2010
2011
Net Income $284.6
$ 64.0
Provision for income tax expense
40.9
EBITDA $418.0
$ 163.7
Restructuring*
6.3 23.9
Adjusted EBITDA $ 147.6 $ 182.2
18.8
Net interest expense
48.0
20.6
Depreciation and amortization 44.5 60.3
Inventory Fair Value *
1.1
Stock compensation
5.3
EDITDA and Adjusted EBITDA are Non-GAAP measures. Reference comments on slide 24
*Net of Minority Interest impact in France JV
Reorganization / Fresh Start
--
Foreign Exchange 17.5 --
(303.4)
Net gain on partial sale of joint venture
8.1
0.7
-- (11.4)
6 Months Ended June 30

th

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Cash Flow 2Q 2011
Cash balance as of March 31 259.7 $
   Cash generated 53.8
Cash balance as of June 30 313.5 $
($ in Millions)
Q2 - 2011 YTD - 2011
Cash from business 36.8 $        103.1 $
Pension funding (2.9) (28.5)
Changes in operating assets & liabilities 14.2           (48.1)
     Cash from operations 48.1 $        26.5 $
Capital expenditures (29.3)          (45.5)
     Cash from operations less CAPEX 18.8 $        (19.0) $
Acquisition of business, plus cash acquired 37.3 30.9
Proceeds from partial sale of joint venture -                 16.0
Proceeds from sale of assets 0.1 0.5
Financing activities (2.0) (6.2)
Foreign exchange/other (0.4) (3.2)
     Net cash increase 53.8 $        19.0 $

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Revised  Guidance*
• Sales:  $2.8 billion - $2.9 billion
• Capital expenditures: $105 million - $115 million
• Cash restructuring: $50 million - $60 million
• Cash taxes:  $25 million - $30 million
* Forecast is based on Cooper Standard North American production of 13.1 million, and Europe (including Russia)
production of 19.2 million.

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Non-GAAP Financial Measures

EBITDA and adjusted EBITDA are measures not recognized under Generally
Accepted Accounting Principles (GAAP) which exclude certain non-cash and non-
recurring items.
When analyzing the company’s operating performance, investors should use
EBITDA and adjusted EBITDA in addition to, and not as alternatives for, net income
(loss), operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the company’s performance. EBITDA and adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the company’s results of operations as reported under GAAP. Other companies may report EBITDA and adjusted EBITDA differently and therefore
Cooper Standard’s results may not be comparable to other similarly titled measures of other companies.

Questions & Answers

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2Q 2011 Summary
• Continued execution on our business plan
• Investments filling strategic needs and
complementing organic growth
• Effectively managing impact of raw material
increases
• Further evolving organization to support global
customers